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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934

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                       Date of Report:  SEPTEMBER 8, 1995


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                               EXIDE CORPORATION
             (Exact name of Registrant as specified in its charter)


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           DELAWARE                       1-11263                23-0552730
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                           1400 NORTH WOODWARD AVENUE
                        BLOOMFIELD HILLS, MICHIGAN 48304
                                 (810) 258-0080
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

               On August 31, 1995, the Registrant acquired Schuylkill Holdings, Inc. ("SHI") through a merger and purchased all of its stock options and subordinated notes from various holders and the secured debt of its operating subsidiary, Schuylkill Metals Corporation, the owner of two lead smelters which the Registrant intends to continue to operate, from Heller Financial, Inc. ("Heller"). The Registrant paid $2 million in cash for SHI's stock, options and notes; for the secured debt, it issued 593,210 shares of its common stock and a contingent note the value of which will be based on market lead prices. The Registrant and Heller also entered into an agreement to share certain tax liabilities of SHI and the Registrant agreed to provide Heller certain registration rights as to such common stock. The information contained under the heading "Plan of Distribution" in the prospectus included in the Registrant's Form S-3 registration statement filed on August 31, 1995 (No. 33-62295) is hereby incorporated herein by reference. The cash portion of the consideration paid by the Registrant was borrowed under its Credit Agreement with a group of lenders led by Bankers Trust Company, Bank of America and Bank of Montreal.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               Pages 29 through 34 and F-2 through F-12 (inclusive) of the prospectus, which is part of the Registrant's Registration Statement on Form S-4 filed with the Commission on August 21, 1995 (File No. 33-61961), are incorporated herein by reference.

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                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED ON SEPTEMBER 8, 1995.


                               EXIDE CORPORATION



                                     /s/ James M. Diasio
                               By_______________________________
                                     James M. Diasio
                                     Corporate Controller

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                               EXIDE CORPORATION
                                 EXHIBIT INDEX



     EXHIBIT
     NUMBER                           DESCRIPTION
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     2.1      Agreement and Plan of Merger, dated as of August 9, 1995, by and among the Registrant, E/S Acquisition, Inc. and SHI, without schedules.

     2.2 Purchase Agreement, dated as of August 31, 1995, between the Registrant and Heller.

     2.3 Contingent Note made by the Registrant to Heller, dated as of August 31, 1995.

     2.4 Tax Matters Agreement, dated as of August 31, 1995, between the Registrant and Heller.

     23       Consent of Deloitte & Touche LLP.